SUPPLEMENT DATED SEPTEMBER 11, 2001
TO PROSPECTUS DATED MAY 1, 2001 FOR

MODIFIED SINGLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
(SINGLE LIFE AND SURVIVORSHIP)

Issued by
KEMPER INVESTORS LIFE INSURANCE COMPANY
THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

This Supplement updates certain information contained in the Scudder DestinationsSM Life Prospectus. You should attach this supplement to the Prospectus and retain it for future reference.

The purpose of this supplement is to notify you of the recent change of business address and telephone number for Kemper Investors Life Insurance Company ("KILICO") and Investors Brokerage Services, Inc. ("IBS"). The new business address and telephone number for KILICO and IBS are as follows:

1600 McConnor Parkway

Schaumburg, Illinois 60196-6801

(847) 874-4000

All references in the Prospectus to 1 Kemper Drive, Long Grove, Illinois 60049, (847) 550-5500 are deleted in their entirety and replaced with the new address and telephone number noted above.